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                        SELIGMAN GLOBAL FUND SERIES, INC.

                         Seligman Emerging Markets Fund
                           Seligman Global Growth Fund
                     Seligman Global Smaller Companies Fund
                         Seligman Global Technology Fund
                       Seligman International Growth Fund

                       Statement of Additional Information
                                   May 3, 2004

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Global Fund Series, Inc., dated March 1, 2004, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares of each Fund in the Series, and the current Prospectus, dated March 1, 2004, offering Class I shares of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (together, "the Prospectuses"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents
                                -----------------

Fund History...............................................................    2
Description of the Funds and their Investments and Risks...................    2
Management of the Funds ...................................................   11
Control Persons and Principal Holders of Securities........................   20
Investment Advisory and Other Services.....................................   23
Brokerage Allocation and Other Practices...................................   38
Capital Stock and Other Securities.........................................   39
Purchase, Redemption, and Pricing of Shares................................   40
Taxation of the Funds......................................................   47
Underwriters...............................................................   50
Calculation of Performance Data............................................   52
Financial Statements.......................................................   58
General Information........................................................   58
Appendix A.................................................................   59

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                                  Fund History

Seligman Global Fund Series, Inc. was incorporated in Maryland on November 22, 1991 under the name Seligman International Fund Series, Inc. It changed its name to Seligman Henderson Global Fund Series, Inc. on May 25, 1993, and changed its name to its present name on January 21, 2000.

            Description of the Funds and their Investments and Risks

Classification

Seligman Global Fund Series, Inc. ("the Series") is a diversified, open-end management investment company, or mutual fund, which consists of five separate and distinct series, or funds:

Seligman Emerging Markets Fund ("Emerging Markets Fund")
Seligman Global Growth Fund ("Global Growth Fund")
Seligman Global Smaller Companies Fund ("Global Smaller Companies Fund") Seligman Global Technology Fund ("Global Technology Fund")
Seligman International Growth Fund ("International Growth Fund")

Investment Strategies and Risks

The following information regarding each Fund's investments and risks supplements the information contained in the Funds' Prospectuses.

General. In allocating each Fund's investments among geographic regions and individual countries, such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships will be considered.

Each Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Each Fund will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts, and warrants. A Fund may, however, invest up to 20% (25% in the case of Global Growth Fund and International Growth Fund) of its assets in preferred stock and debt securities. A Fund that invests "primarily" in a certain type of security invests at least 65% of its total assets in that type of security. Dividends or interest income are considered only when it is believed that such income will favorably influence the market value of a security in light of each Fund's objective of capital appreciation. Equity securities in which each Fund invests may be listed on a US or foreign stock exchanges or traded in US or foreign over-the-counter markets.

Debt securities in which each Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Fund, with the exception of the Emerging Markets Fund, will invest only in "investment-grade" debt securities or, in the case of unrated securities, debt securities that are deemed to be of equivalent quality to "investment-grade" securities. "Investment-grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Securities rated within the highest of the four investment-grade categories (i.e., Aaa by Moody's and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Fund may invest up to 5% of its assets in governmental and corporate debt securities that, at the time of purchase by the Fund, are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, deemed to be of comparable quality. The Emerging Markets Fund will not invest in debt securities rated lower than C by Moody's or C by S&P or, if unrated, deemed to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. (See Appendix A to this SAI which contains a description of these rating categories.) Debt securities are interest-rate sensitive, so their value tends to decrease when interest rates rise and increase when interest rates fall.

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Each Fund may invest in securities represented by European Depositary Receipts
("EDRs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in US dollars at a price that generally reflects the US dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Fund's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

By investing in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other, although markets in certain regions tend to move in the same direction. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The investment manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Fund's entire investment portfolio. Of course, a decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Foreign Investment Risk Factors. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlement practices may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less trading volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market); limitations on the removal of moneys or other assets of a Fund; political or social instability or revolution; or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Each Fund may invest in sovereign debt. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government's policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases,

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remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

Foreign Currency Risk Factors. Investments in foreign securities will usually be denominated in foreign currency, and each Fund may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates, and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the US dollar and other currencies is generally determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow, and numerous other factors, including, in some countries, local governmental intervention), but can sometimes be affected by the imposition of fixed exchange rates that may overvalue a foreign currency, to the detriment of foreign investors.

Emerging Market Investment Risk Factors. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging countries. By comparison with the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital or the payment of special levies and taxes, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Smaller Company Investment Risk Factors. Although smaller companies may generally have greater earnings and sales growth potential than larger companies, investments in such companies may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.

Technology Investment Risk Factors. The value of Global Technology Fund shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Derivatives. Each Fund may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

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A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. A Fund will not invest in a specific type of derivative without prior approval from the Funds' Board of Directors after consideration of, among other things, how the derivative instrument serves the Fund's investment objective, and the risks associated with the investment. Pursuant to this policy, each Fund is permitted to invest in forward foreign currency exchange contracts, commodities and commodity contracts, rights and warrants, options and access trades, as more fully described below.

Forward Foreign Currency Exchange Contracts. Changes in exchange rates will be considered in making investment decisions. As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will usually enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the US dollar value of securities it already owns. A Fund may be required to cover certain forward currency contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as US Government securities or other liquid high-grade debt obligations.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the US dollar). In this case the contract would approximate the value of some or all of a Fund's portfolio securities denominated in such foreign currency. If appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The effect a substantial commitment of the Funds' assets to forward contracts could have on the investment program of such Fund and its ability to purchase additional securities will be considered.

Except as set forth above and immediately below, a Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Fund to deliver an amount of foreign currency in excess of the value of such Fund's portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the

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foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, a Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate.

Although a Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the US dollar or other currencies. Additionally, this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Foreign currency forward contracts may not be available to a Fund on reasonable terms in many situations and a Fund may frequently choose not to enter into such contracts even when they are available.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in that Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. Approval of the Board of Directors must be granted for a Fund to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a Fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, that Fund could lose substantially more than the original margin deposit. Although the Funds will utilize only exchange-traded futures and options thereon, there can be no assurance that it will be able to close out positions when it wishes to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Rights and Warrants. Each Fund may invest in common stock rights and warrants believed to provide capital appreciation opportunities. No more than 2% of net assets of a Fund may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost.

Options. Approval of the Board of Directors must be granted to invest in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the request that the Fund be permitted to

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purchase put options, call options, put spreads and collars, call spreads and to sell covered call options (i.e., where the Fund owns the underlying security). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

In order for a purchased put option to be profitable, the market price of the underlying security must decline sufficiently below the strike price to cover the premium and transaction costs. Conversely, in order for a purchased call option to be profitable, the market price of the underlying security must increase sufficiently above the strike price to cover the premium and transaction costs. By using options in this manner, a Fund will reduce any profit it might have otherwise realized in the underlying security by the premium paid and by transaction costs.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

Access Trades. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by limiting access trade exposure by the Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits each Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more

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than 10% of its total assets in other investment companies overall. The Funds'
investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of that Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Short Sales. Each Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which a Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issuer as, and equal in amount to, the securities sold short.

Investments to Control. The Funds may not invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If one of the Funds were to make such acquisitions, there is a risk that that Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

Repurchase Agreements. Each Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US Government obligation, subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed upon interest rate effective for the period of time a Fund holds the security and is unrelated to the interest rate on the security. A Fund's repurchase agreement will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating securities underlying the agreement, a decline in the value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, a Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. A Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Funds' Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the Investment Company Act of 1940, as amended ("1940 Act"), each Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which a Fund may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of a Fund's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit a Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

Lending of Portfolio Securities. Each Fund may lend portfolio securities if it is believed that such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to the amounts of any dividends or interest paid on the securities. The Funds may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Funds will generally be short-term. Loans are subject to termination at the option of the lending Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by that Fund is insufficient to replace the loaned securities. In addition, each Fund is responsible for any loss that might result from its investment of the borrower's collateral. Amounts paid to the Fund by borrowers in lieu of dividends may not be eligible to be passed through to the Fund's shareholders as qualifying dividend income that would be subject to a lower rate of federal income tax.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Funds may not:

     - Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

     - Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

     - Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

     - Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

     - Underwrite the securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

     - Purchase or hold any real estate, except a Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

     - Make any investment inconsistent with a Fund's classification as a diversified company under the 1940 Act;

     - Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities; or

     - Purchase or retain the securities of any issuer (other than the shares of a Fund), if to the Fund's knowledge, those directors and officers of the Series and the directors and officers of the investment manager or subadviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such, together own beneficially more than 5% of such outstanding securities.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Funds also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

The Series, on behalf of its Emerging Markets Fund, Global Smaller Companies Fund and Global Technology Fund, will provide shareholders with at least 60 days' prior notice of any change in a Fund's "80%" investment policy as described in the Prospectus. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, a Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Fund's investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Funds' portfolio turnover rates for the fiscal years ended October 31, 2003 and 2002 were:

Fund                             2003      2002
-----------------------------   ------   --------
Emerging Markets Fund           251.65%    149.82%
Global Growth Fund              251.04     120.78
Global Smaller Companies Fund   262.14      99.70
Global Technology Fund          190.14     151.83
International Growth Fund       303.81     216.01

                             Management of the Funds

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Directors and officers of the Funds is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                        Number of
                                                                                                        Portfolios
                              Term of                                                                    in Fund
                            Office and                                                                   Complex
                             Length of                                                                   Overseen
Name, (Age), Position(s)       Time         Principal Occupation(s) During Past 5 Years, Directorships      by
       With Fund              Served*                         and Other Information                      Director
--------------------------  -------------  -----------------------------------------------------------  ----------
                                                              INDEPENDENT DIRECTORS
Robert B. Catell (67)       2003 to Date   Chairman, Chief Executive Officer and Director of KeySpan        60
Director                                   Corporation, a diversified energy, gas and electric
                                           company; Director or Trustee of each of the investment
                                           companies of the Seligman Group of Funds** (with the
                                           exception of Seligman Cash Management Fund, Inc.); Alberta
                                           Northeast Gas, Ltd., Boundary Gas Inc., The Houston
                                           Exploration Company, oil and gas exploration, development
                                           and production companies; Edison Electric Institute, New
                                           York State Energy Research and Development Authority,
                                           Independence Community Bank, Business Council of New York
                                           State, Inc., New York City Partnership, and the Long
                                           Island Association, business and civic organizations.

John R. Galvin (75)         1995 to Date   Dean Emeritus, Fletcher School of Law and Diplomacy at           61
Director                                   Tufts University; Director or Trustee of each of the
                                           investment companies of the Seligman Group of Funds** and
                                           Chairman Emeritus, American Council on Germany. Formerly,
                                           Director, USLIFE Corporation, life insurance and Raytheon
                                           Co., defense and commercial electronics; Governor of the
                                           Center for Creative Leadership. From June 1987 to June
                                           1992, he was the Supreme Allied Commander, Europe and the
                                           Commander-in-Chief, United States European Command.

Alice S. Ilchman (68)       1992 to Date   President Emerita, Sarah Lawrence College; Director or           61
Director                                   Trustee of each of the investment companies of the
                                           Seligman Group of Funds**; Director, Jeannette K. Watson
                                           Summer Fellowship, summer internships for college
                                           students; Trustee, Save the Children, nonoprofit
                                           child-assistance organization, and the Committee for
                                           Economic Development; Governor, Court of Governors, London
                                           School of Economics; and Director, Public Broadcasting
                                           Service (PBS). Formerly, Chairman, The Rockefeller
                                           Foundation, charitable foundation; and Director, New York
                                           Telephone Company.

                                                                                                        Number of
                                                                                                        Portfolios
                              Term of                                                                    in Fund
                             Office and                                                                  Complex
                             Length of                                                                   Overseen
Name, (Age), Position(s)       Time        Principal Occupation(s) During Past 5 Years, Directorships       by
       With Fund              Served*                        and Other Information                       Director
------------------------    ------------   -----------------------------------------------------------  ----------
Frank A. McPherson (70)     1995 to Date   Retired Chairman of the Board and Chief Executive Officer        61
Director                                   of Kerr-McGee Corporation, diversified energy and chemical company; Director or Trustee of each of the investment
                                           companies of the Seligman Group of Funds**; Director,
                                           ConocoPhillips, integrated international oil corporation,
                                           Integris Health, owner of various hospitals, BOK
                                           Financial, bank holding company, Oklahoma Chapter of the
                                           Nature Conservancy, Oklahoma Medical Research Foundation,
                                           Boys and Girls Clubs of Oklahoma, Oklahoma City Public
                                           Schools Foundation and Oklahoma Foundation for Excellence
                                           in Education. Formerly, Director, Kimberly-Clark
                                           Corporation, consumer products and the Federal Reserve
                                           System's Kansas City Reserve Bank.

John E. Merow (74)          1992 to Date   Retired Chairman and Senior Partner, Sullivan & Cromwell         61
Director                                   LLP, law firm; Director or Trustee of each of the
                                           investment companies of the Seligman Group of Funds**;
                                           Director, Commonwealth Industries, Inc., manufacturer of
                                           aluminum sheet products; Director Emeritus, Municipal Art
                                           Society of New York; Trustee and Secretary, the U.S.
                                           Council for International Business; Executive Committee
                                           Member, New York-Presbyterian Hospital; Trustee and Vice
                                           Chairman, New York-Presbyterian Healthcare System, Inc.;
                                           and Member of the American Law Institute and the Council
                                           on Foreign Relations.

Betsy S. Michel (61)        1992 to Date   Attorney; Director or Trustee of each of the investment          61
Director                                   companies of the Seligman Group of Funds**; Trustee, The
                                           Geraldine R. Dodge Foundation, charitable foundation, and
                                           World Learning, Inc., international educational training.
                                           Formerly, Chairman of the Board of Trustees of St. George's
                                           School (Newport, RI).

Leroy C. Richie (62)        2000 to Date   Chairman and Chief Executive Officer, Q Standards                60
Director                                   Worldwide, Inc., library of technical standards; Director
                                           or Trustee of each of the investment companies of the
                                           Seligman Group of Funds** (with the exception of Seligman
                                           Cash Management Fund, Inc.); Director, Kerr-McGee
                                           Corporation, diversified energy and Chemical company, and
                                           Infinity, Inc., oil and gas services and exploration;
                                           Director and Chairman, Highland Park Michigan Economic
                                           Development Corp. Formerly, Trustee, New York University
                                           Law Center Foundation; Vice Chairman, Detroit Medical
                                           Center and Detroit Economic Growth Corp.; and Chairman and
                                           Chief Executive Officer, Capital Coating Technologies,
                                           Inc., applied coating technologies; and Vice President and
                                           General Counsel, Automotive Legal Affairs, Chrysler
                                           Corporation.

Robert L. Shafer (71)       1992 to Date   Retired Vice President, Pfizer Inc., pharmaceuticals;            61
Director                                   Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, Director, USLIFE
                                           Corporation, life insurance.

James N. Whitson (68)       1993 to Date   Retired Executive Vice President and Chief Operating             61
Director                                   Officer, Sammons Enterprises, Inc., a diversified holding
                                           company; Director or Trustee of each of the investment
                                           companies of the Seligman Group of Funds**; and Director,
                                           CommScope, Inc., manufacturer of coaxial cable. Formerly,
                                           Director and Consultant, Sammons Enterprises, Inc. and
                                           Director, C-SPAN, cable television network.

                                   INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

William C. Morris*** (66)   1992 to Date   Chairman, J. & W. Seligman & Co. Incorporated, Chairman of       61
Director and Chairman of                   the Board and Director or Trustee of each of the
the Board                                  investment companies of the Seligman Group of Funds**;
                                           Chairman, Seligman Advisors, Inc., Seligman Services, Inc.;
                                           Director, Carbo Ceramics Inc., manufacturer of ceramic
                                           proppants for oil and gas industry; Director, Seligman Data
                                           Corp. and President and CEO of the

                                                                                                        Number of
                                                                                                        Portfolios
                              Term of                                                                    in Fund
                            Office and                                                                   Complex
                             Length of                                                                   Overseen
Name, (Age), Position(s)       Time        Principal Occupation(s) During Past 5 Years, Directorships       by
       With Fund              Served*                        and Other Information                       Director
------------------------    ------------   -----------------------------------------------------------  ----------
                                           Metropolitan Opera Association. Formerly, Director,
                                           Kerr-McGee Corporation, a diversified energy and chemical
                                           company and Chief Executive Officer of each of the
                                           investment companies of the Seligman Group of Funds

Brian T. Zino*** (51)           Pres:      Director and President, J. & W. Seligman & Co.                   61
Director, President and        1993 to     Incorporated; Chief Executive Officer, President and
Chief Executive Officer         Date       Director or Trustee of each of the investment companies of
                             Dir.: 1995    the Seligman Group of Funds**; Director, Seligman
                               to Date     Advisors, Inc. and Seligman Services, Inc.; Chairman,
                             CEO: 2002     Seligman Data Corp.; Member of the Board of Governors of
                               to Date     the Investment Company Institute; and Chairman, ICI Mutual
                                           Insurance Company.

Richard M. Parower (37)     2002 to Date   Senior Vice President, Investment Officer, J. & W.               N/A
Vice President and                         Seligman & Co. Incorporated; Vice President, Seligman
Portfolio Manager                          Portfolios, Inc. and Co-Portfolio Manager of its Global
                                           Technology Portfolio and Vice President and Portfolio Manager
                                           of Seligman New Technologies Fund, Inc. and Seligman New
                                           Technologies Fund, II, Inc. Formerly, Senior Analyst with
                                           Citibank Global Asset Management covering Global IT
                                           Services from June 1998 to April 2000; Senior Analyst with
                                           Montgomery Asset Management from September 1995 to June
                                           1998.

Thomas G. Rose (46)         2000 to Date   Senior Vice President, Finance, J. & W. Seligman & Co.           N/A
Vice President                             Incorporated, Seligman Advisors, Inc. and Seligman Data
                                           Corp.; Vice President of each of the investment companies
                                           of the Seligman Group of Funds** and of Seligman Services,
                                           Inc. and Seligman International, Inc. Formerly, Treasurer
                                           of each of the investment companies of the Seligman Group
                                           of Funds and of Seligman Data Corp.

Lawrence P. Vogel (47)       V.P.: 1992    Senior Vice President and Treasurer, Investment Companies,       N/A
Vice President and             to Date     J. & W. Seligman & Co. Incorporated; Vice President and
Treasurer                   Treas.: 2000   Treasurer of each of the investment companies of the
                               to Date     Seligman Group of Funds** and of Seligman Data Corp.
                                           Formerly, Senior Vice President, Finance, J. & W. Seligman
                                           & Co. Incorporated, Seligman Advisors, Inc., Seligman
                                           International, Inc. and Seligman Data Corp.; Vice
                                           President, Seligman Services, Inc.; and Treasurer,
                                           Seligman International, Inc. and Seligman Henderson Co.

Frank J. Nasta (39)         1994 to Date   Managing Director, General Counsel and Corporate                 N/A
Secretary                                  Secretary, J. & W. Seligman & Co. Incorporated; Secretary
                                           of each of the investment companies of the Seligman Group
                                           of Funds**; and Corporate Secretary, Seligman Advisors,
                                           Inc., Seligman Services, Inc., Seligman International,
                                           Inc. and Seligman Data Corp. Formerly, Corporate
                                           Secretary, Seligman Henderson Co. and Senior Vice
                                           President, Law and Regulation, J. & W. Seligman & Co.
                                           Incorporated.

----------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met six times during the fiscal year ended October 31, 2003. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended October 31, 2003. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the fiscal year ended October 31, 2003. Members of the Committee are Messrs. Shafer (Chairman), Catell, McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of December 31, 2003, the Directors beneficially owned shares in each Fund in the Series and in the Seligman Group of Funds as follows:

Independent Directors

                                                                                                              Aggregate Dollar
                 D o l l a r  R a n g e  o f  S h a r e s  O w n e d  B y  D i r e c t o r                     Range of Shares
                                                                                                              Owned by Director
                        Emerging           Global        Global Smaller        Global        International    in Seligman Group
Name                     Markets           Growth           Companies        Technology          Growth           of Funds
------------------  ----------------  ----------------  ----------------  ---------------   ----------------  -----------------
Robert B. Catell          None              None              None             None               None        $50,001-$100,000
John R. Galvin         $1-$10,000        $1-$10,000        $1-$10,000       $1-$10,000         $1-$10,000     $50,001-$100,000
Alice S. Ilchman     $10,001-$50,000     $1-$10,000      $10,001-$50,000  $10,001-$50,000      $1-$10,000       Over $100,000
Frank A. McPherson   $10,001-$50,000  $10,001-$50,000    $10,001-$50,000    $1-$10,000       $10,001-$50,000    Over $100,000
John E. Merow       $50,001-$100,000  $50,001-$100,000  $50,001-$100,000   Over $100,000    $50,001-$100,000    Over $100,000
Betsy S. Michel      $10,001-$50,000  $10,001-$50,000      $1-$10,000     $10,001-$50,000    $10,001-$50,000    Over $100,000
Leroy C. Richie        $1-$10,000        $1-$10,000        $1-$10,000       $1-$10,000         $1-$10,000      $10,001-$50,000
Robert L. Shafer       $1-$10,000        $1-$10,000      $10,001-$50,000    $1-$10,000         $1-$10,000       Over $100,000
James N. Whitson       $1-$10,000     $10,001-$50,000      $1-$10,000     $10,001-$50,000    $10,001-$50,000    Over $100,000

Interested Directors

                                                                                                              Aggregate Dollar
                D o l l a r  R a n g e  o f  S h a r e s  O w n e d  B y  D i r e c t o r                     Range of Shares
                                                                                                              Owned by Director
                       Emerging           Global        Global Smaller        Global         International    in Seligman Group
Name                    Markets           Growth           Companies        Technology          Growth             of Funds
------------------  ----------------  ----------------  ----------------  ---------------   ----------------  -----------------
William C. Morris      $1-$10,000     $50,001-$100,000     $1-$10,000     $50,001-$100,000    Over $100,000    Over $100,000
Brian T. Zino        Over $100,000    $50,001-$100,000   Over $100,000      Over $100,000     Over $100,000    Over $100,000

Compensation

                                                        Pension
                                                     or Retirement      Total Compensation
                                    Aggregate           Benefits          From Funds and
          Name and                Compensation     Accrued as Part of    Fund Complex Paid
     Position with Funds         From Funds (1)       Fund Expenses     to Directors (1)(2)
------------------------------   --------------    ------------------   -------------------
Robert B. Catell, Director (3)   $        2,877           n/a           $            34,413(3)
John R. Galvin, Director                  7,880           n/a                       102,000
Alice S. Ilchman, Director                7,746           n/a                        99,000
Frank A. McPherson, Director              7,746           n/a                        99,000
John E. Merow, Director                   7,880           n/a                       102,000
Betsy S. Michel, Director                 7,880           n/a                       102,000
Leroy C. Richie, Director                 8,024           n/a                       102,000
James Q. Riordan, Director(4)             2,767           n/a                        58,500
Robert L. Shafer, Director                7,612           n/a                        94,500
James N. Whitson, Director                7,880(5)        n/a                       102,000(5)

----------
(1)  For the Fund's fiscal year ended October 31, 2003.
(2) At October 31, 2003, the Seligman Group of Funds consists of twenty-three investment companies.
(3) Mr. Catell became a member of the Board of Directors effective May 15, 2003.
(4)  Mr. Riordan retired from the Board of Directors effective March 20, 2003.
(5) Includes deferred compensation from "Aggregate Compensation from Fund" and "Total Compensation from Fund and Fund Complex Paid to Directors" of $1,157 and $22,500, respectively.

No compensation is paid by the Funds to Directors or officers of the Series who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Series has adopted a compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Funds to Mr. Whitson as of October 31, 2003 was $4,449.

Mr. Merow no longer defers current compensation; however, he has accrued deferred compensation in the amount of $38,836, as of October 31, 2003.

The Funds may, but are not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge their obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former directors or trustees (and their family members) of the Funds.

Code of Ethics

Seligman
Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another person's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

Wellington Management Company, LLP
The subadviser for each fund except Global Technology Fund, Wellington Management Company, LLP ("Wellington Management"), has adopted its own code of ethics meeting the requirements of Rule 17j-1 under the Investment Company Act of 1940, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Funds. The Fund's Board of Directors reviews the code of ethics of Wellington Management at least annually and receives certifications from Wellington Management regarding compliance with Wellington Management's code of ethics annually.

                                   ----------

A copy of the Code of Ethics of each of Seligman and Wellington Management is on public file with, and is available upon request from, the Securities and Exchange Commission ("SEC"). You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies

Seligman
Seligman will vote the proxies relating to the Global Technology Fund's portfolio holdings.

Introduction. On behalf of the Global Technology Fund, Seligman votes the proxies of the securities held in such Fund's portfolio in accordance with Seligman's determination of what is in the best interests of the Global Technology Fund's shareholders.

The financial interest of the shareholders of the Global Technology Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Global Technology Fund's shareholders, and thus, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Global Technology Fund will be received, processed and voted by Manager pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee").

The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's Vice Chairman and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at shareholder meetings of most companies whose securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. Seligman's Director of Compliance maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Global Technology Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee's members.

Similarly, for those proposals which are of a unique nature and must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee's members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals.

Guidelines Summary. The Guidelines are briefly described as follows:

     1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

     2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

     3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

     4. Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and that such plans are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

     5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

     6.   Seligman will withhold voting for the entire board of directors if:
(a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent;
(c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

     7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

     8.   Seligman will vote for proposals to effect stock splits.

     9. Seligman will vote for proposals authorizing share repurchase programs.

     10. Seligman will vote against authorization to transact unidentified business at the meeting.

     11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

     12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

     13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

     14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Wellington Management
The Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on its assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

Wellington Management Guidelines

Wellington Management established Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. The Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for its clients. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its own merits.

With respect to the composition and role of the board of directors, Wellington Management generally votes to elect directors, repeal classified boards, adopt director and officer indemnification, require board independence, require board committees to be independent, approve directors' fees, approve bonuses for retiring directors and elect supervisory board/corporate assembly. Wellington Management opposes the adoption of director tenure/retirement age and opposes special interest representation to the board. Wellington Management will abstain from issues relating to boards not amending policies that are supported by a majority of shareholders. Wellington Management will on a case-by-case basis consider voting for minimum stock ownership by directors and requiring a separation of chair and chief executive officer or requiring a lead director.

With respect to the management compensation, Wellington Management will vote to adopt/amend employee stock purchase plans, to eliminate golden parachutes, to expense future stock options, for shareholder approval of all stock option plans, for shareholder approval of future severance agreements covering senior executives and to recommend that senior executives own and hold company stock, not including options and to disclose all executive compensation. Wellington Management will decide on a case-by case basis to adopt/amend stock option plans.

With respect to the reporting of results, Wellington Management will vote to approve financial statements, set dividends and allocate profits, limit non-audit services provided by auditors, ratify selection of auditors and set their fees and elect statutory auditors.

With respect to the shareholder voting rights, Wellington Management will vote to redeem or vote on poison pills, adopt anti-greenmail provisions and adopt confidential voting. Wellington Management will vote against adopting cumulative voting, authorizing blank check preferred stock, eliminating rights to call a special meeting, increasing supermajority vote requirements, approving unequal voting rights and removing rights to act by written consent. Wellington Management will consider restoring preemptive rights and approving binding shareholder proposals on a case-by-case basis.

With respect to capital structure, Wellington Management will vote for the opt out of state takeover statutes, to authorize share repurchase, to authorize trade in company stock and to issue debt instruments. Wellington Management opposes the consideration of non-financial effects of mergers. Wellington Management will treat increases in authorized common stock, approval of merger or acquisition, and approval of technical amendments to charter on a case-by-case basis.

With respect to social issues, Wellington Management will vote to disclose political and PAC gifts. Wellington Management will consider the following issues on a case-by case basis: endorsement of the Ceres Principles and requiring adoption of international labor organization's and fair labor principles.

Wellington Management will abstain from voting on other business and will approve reincorporation on a case-by-case basis.

               Control Persons and Principal Holders of Securities

Control Persons

As of April 27, 2004, there was no person or persons who controlled any of the Funds, either through a significant ownership of shares or any other means of control.

Principal Holders

As of April 27, 2004, the following principal holders owned 5% or more of the then outstanding shares of capital stock of a Class of shares for the following
Funds:

                                                                                          Percentage
                                                                                          of Total
                       Name and Address                                 Fund/Class        Shares Held

MCB Trust Services Custodian FBO Plumbers Local Union No. 93, 700   Emerging Markets/A           5.64%
17/th/ Street, Denver, CO 80202

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Emerging Markets/B          13.21%
East, Jacksonville, FL 32246

CitiGroup Global House Account, 333 West 34/th/ Street, New York,   Emerging Markets/C          10.43%
NY 10001

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Emerging Markets/D          13.82%
East, Jacksonville, FL 32246

State Street Bank & Trust FBO Parental Savings Trust Fund College   Emerging Markets/I          43.78%
Horizon 17, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA
02090-2318

State Street Bank & Trust FBO Parental Savings Trust Fund College   Emerging Markets/I          27.72%
Horizon 7, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA
02090-2318

Investors Fiduciary Trust Co FBO J. & W. Seligman & Co.,            Emerging Markets/I          20.26%
Incorporated Matched Accumulation Plan, Attn. Pension Plan
Services, 100 Park Avenue, New York, NY 10017

Investors Fiduciary Trust Co FBO The Seligman Data Corp.            Emerging Markets/I           8.20%
401K/Thrift Plan, Attn. Pension Plan Services, 100 Park Avenue,
New York, NY 10017

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Emerging Markets/R          98.72%
East, Jacksonville, FL 32246

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Growth /A            20.42%
East, Jacksonville, FL 32246

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Growth /B            20.39%
East, Jacksonville, FL 32246

CitiGroup Global House Account, 333 West 34/th/ Street, New York,   Global Growth/C              5.77%
NY 10001

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Growth/D             28.30%
East, Jacksonville, FL 32246

                                       20

Investors Fiduciary Trust Co FBO J. & W. Seligman & Co.,            Global Growth/I             60.13%
Incorporated Matched Accumulation Plan, Attn. Pension Plan
Services, 100 Park Avenue, New York, NY 10017

State Street Bank & Trust FBO Parental Savings Trust Fund College   Global Growth/I             28.71%
Horizon 2, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA
02090-2318

Investors Fiduciary Trust Co FBO The Seligman Data Corp.            Global Growth/I             11.11%
401K/Thrift Plan, Attn. Pension Plan Services, 100 Park Avenue,
New York, NY 10017

Seligman Advisors, Inc., 100 Park Avenue, New York, NY              Global Growth/R            100.00%
10017-5516

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Smaller              10.62%
East, Jacksonville, FL 32246                                        Companies/A

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Smaller              20.34%
East, Jacksonville, FL 32246                                        Companies/B

CitiGroup Global House Account, 333 West 34/th/ Street, New York,   Global Smaller               8.65%
NY 10001                                                            Companies/B

CitiGroup Global House Account, 333 West 34/th/ Street, New York,   Global Smaller               5.79%
NY 10001                                                            Companies/C

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Smaller              27.46%
East, Jacksonville, FL 32246                                        Companies/D

State Street Bank & Trust FBO Parental Savings Trust Fund College   Global Smaller              45.28%
Horizon 17, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA     Companies/I
02090-2318

Investors Fiduciary Trust Co FBO J. & W. Seligman & Co.,            Global Smaller              20.66%
Incorporated Matched Accumulation Plan, Attn. Pension Plan          Companies/I
Services, 100 Park Avenue, New York, NY 10017

State Street Bank & Trust FBO Parental Savings Trust Fund College   Global Smaller              27.01%
Horizon 7, Attn. Eric McCauley105 Rosemont Ave, Westwood, MA        Companies/I
02090-2318

Investors Fiduciary Trust Co Trustee for Seligman Data Corp.        Global Smaller               7.04%
401K/Thrift Plan, Attn. Pension Plan Services, 100 Park Avenue,     Companies/I
2/nd/ floor, New York, NY 10017

Seligman Advisors, Inc., 100 Park Avenue, New York, NY              Global Smaller             100.00%
10017-5516                                                          Companies/R

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Technology/A         12.10%
East, Jacksonville, FL 32246

CitiGroup Global House Account, 333 West 34/th/ Street, New York,   Global Technology/A          5.93%
NY 10001

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Technology/B         23.04%
East, Jacksonville, FL 32246

CitiGroup Global House Account, 333 West 34/th/ Street, New York,   Global Technology/B          6.94%
NY 10001

CitiGroup Global House Account, 333 West 34/th/ Street, New York,   Global Technology/C         12.27%
NY 10001

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Technology/D         22.49%
East, Jacksonville, FL 32246

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      Global Technology/R         53.91%
East, Jacksonville, FL 32246

BISYS Retirement Services FBO, Third Millennium Communications,     Global Technology/R         45.15%
Inc., 401K Plan, 700 17/th/ Street, Suite 300, Denver, CO 80202

Seligman Time Horizon Harvester Fund, c/o Treasurer's Dept., 100    International                6.50%
Park Avenue, New York, NY 10017                                     Growth/A

MCB Trust Services, FBO Plumbers Local Union 93, 1380 Lawrence      International                8.29%
Street, Suite 1400, Denver, CO 80204                                Growth/A

Seligman Time Horizon 10 Fund, c/o Treasurer's Dept., 100 Park      International                6.05%
Avenue, New York, NY 10017                                          Growth/A

Seligman Time Horizon 20 Fund, c/o Treasurer's Dept., 100 Park      International                5.21%
Avenue, New York, NY 10017                                          Growth/A

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      International                9.88%
East, Jacksonville, FL 32246                                        Growth/B

CitiGroup Global House Account, 333 West 34/th/ Street, New York,   International                5.84%
NY 10001                                                            Growth/B

Southwest Securities Inc. as IRA Custodian, P.O. Box 509002,        International                6.96%
Dallas, TX 75250                                                    Growth/C

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive      International                8.24%
East, Jacksonville, FL 32246                                        Growth/D

State Street Bank & Trust FBO Parental Savings Trust Fund College   International               36.60%
Horizon 7, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA      Growth/I
02090-2318

State Street Bank & Trust FBO Parental Savings Trust Fund College   International               28.76%
Horizon 17, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA     Growth/I
02090-2318

State Street Bank & Trust FBO Parental Savings Trust Fund College   International               18.37%
Horizon 2, Attn. Eric McCauley, 105 Rosemont Ave, Westwood, MA      Growth/I
02090-2318

Investors Fiduciary Trust Co FBO J. & W. Seligman & Co.,            International               13.21%
Incorporated Matched Accumulation Plan, Attn. Pension Plan          Growth/I
Services, 100 Park Avenue, New York, NY 10017

Seligman Advisors, Inc., 100 Park Avenue, New York, NY              International              100.00%
10017-5516                                                          Growth/R

Management Ownership

As of April 27, 2004, Directors and officers of the Funds as a group owned less than 1% of the Global Smaller Companies Fund's Class A shares of capital stock then outstanding, and the Global Technology Fund's Class A shares of capital stock then outstanding. As of the same date, Directors and officers of the Funds as a group owned:

1.05% of the Emerging Markets Fund's Class A shares of capital stock then outstanding, 1.12% of the Global Growth Fund's Class A shares of capital stock then outstanding and 2.05% of the International Growth Fund's Class A shares of capital stock then outstanding. As of the same date, Directors and officers of these Funds did not own any Class B, Class C, Class D or Class R shares of the then outstanding shares of capital stock of these Funds.

As of April 27, 2004, Directors and officers of the Funds as a group owned:
1.66% of the Emerging Markets Fund's Class I shares of capital stock then outstanding and 6.12% of the Global Growth Fund's Class I shares of capital stock then outstanding and 1.33% of the Global Smaller Companies Fund's Class I shares of capital stock then outstanding. As of the same date, Directors and officers as a group owned less than 1% of the International Growth Fund's Class I shares of capital stock then outstanding.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Directors, Seligman is responsible for the investments of each Fund (with the assistance of Wellington Management Company, LLP ("Wellington Management") for each Fund except the Global Technology Fund) and administers the Series' business and other affairs pursuant to management agreements in accordance with the 1940 Act. Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds". Other than the Subadvisory Agreement with Wellington Management (which is discussed below) there are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers, employees of Seligman, or the Series regularly advise the Series or the Funds with respect to their investments (other than as discussed below, Wellington Management).

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman of the Funds, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a fee for its management services equal to a percentage of the Fund's average daily net assets. The fee rate declines as each Fund's net assets increase. With respect to the Emerging Markets Fund, Seligman receives a fee equal to an annual rate of 1.25% of the average daily net assets on the first $1 billion of net assets, 1.15% on the next $1 billion and 1.05% thereafter. With respect to each of the Global Growth Fund and International Growth Fund, Seligman receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $50 million of net assets, 0.95% on the next $1 billion and 0.90% thereafter. With respect to the Global Smaller Companies Fund, Seligman receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $100 million of net assets and 0.90% thereafter. The management fee rate with respect to the Global Technology Fund is equal to an annual rate of 1.00% of average daily net assets on the first $2 billion of net assets, 0.95% of average daily net assets on the next $2 billion and 0.90% of average daily net assets in excess of $4 billion.

The following table indicates the management fees paid by each Fund as well as the percentage of each Fund's average daily net assets for the fiscal years ended October 31, 2003, 2002 and 2001.

                                           Management    % of Average
                            Fiscal Year       Fee          Daily Net
Fund                           Ended        Paid ($)      Assets (%)
-------------------------   -----------   ------------   ------------
Emerging Markets Fund         10/31/03    $    560,993           1.25%
                              10/31/02         581,883           1.25
                              10/31/01         509,795           1.25

Global Growth Fund            10/31/03    $    641,931           0.99%
                              10/31/02       1,049,223           1.00
                              10/31/01       1,982,805           1.00

Global Smaller Companies
 Fund                         10/31/03    $  1,611,157           0.96%
                              10/31/02       2,288,556           1.00
                              10/31/01       3,500,955           1.00

Global Technology Fund        10/31/03    $  4,854,837           1.00%
                              10/31/02       7,230,223           1.00
                              10/31/01      12,303,801           1.00

International Growth Fund     10/31/03    $    381,126           1.00%
                              10/31/02         420,238           1.00
                              10/31/01         530,337           1.00

Until December 31, 2002, Henderson Investment Management Limited ("HIML") provided subadvisory services to Global Smaller Companies Fund pursuant to a subadvisory agreement. The subadvisory agreement with HIML was not continued by the Board of Directors in 2002, and expired by its terms on December 31, 2002.

Each Fund pays all of its expenses, other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Funds not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among each Fund and among the classes of each Fund in a manner determined by the Board of Directors to be fair and equitable.

Under the Management Agreement with respect to the Global Technology Fund (the "Global Technology Management Agreement"), as well as the Management Agreement with respect to each of the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund and the International Growth Fund (the "New Management Agreement" and collectively with the Global Technology Management Agreement, the "Management Agreements") subject to the control of the Board of Directors, Seligman manages each Fund and administers each Fund's business and other affairs. Under the Global Technology Management Agreement, Seligman is responsible for making purchases and sales of portfolio securities and determining how voting and other rights with respect to portfolio securities shall be exercised, subject in each case to the Prospectus and the requirements of the 1940 Act and other applicable law. In connection with the performance of its duties under the Management Agreements, Seligman provides such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by any Fund) and such executive and other personnel as shall be necessary for the operations of the Funds. Seligman pays all of the compensation of directors of the Series who are employees or consultants of Seligman and of the officers and employees of the Series. Seligman also provides senior management for Seligman Data Corp., the Series' shareholder service agent.

Each Management Agreement provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreements.

The Global Technology Management Agreement was initially approved by the Board of Directors at a meeting held on March 17, 1994 and by the shareholders on May 9, 1994. The New Management Agreement was initially approved by the Board of Directors at a meeting held on September 4, 2003 and by the shareholders of each

Subadvised Fund on December 4, 2003. Each of the Management Agreements will continue in effect until December 31 of each year (commencing December 31, 2004 for the New Management Agreement). if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreements or interested persons of any such party) and (2) Seligman has not notified the Funds at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreements may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Series has agreed to change its name upon termination of either of the Management Agreements if continued use of the name would cause confusion in the context of Seligman's business.

Consideration of the Global Technology Management Agreement

At the November 20, 2003 Board of Directors meeting, the Board unanimously approved the continuance of the Global Technology Management Agreement with Seligman. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other mutual funds compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Global Technology Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative information for the Global Technology Fund versus other similar investment companies and certain indicies; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) the payments received by Seligman from all sources involving both the Global Technology Fund and the other mutual funds in the Seligman Group; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing service of all types to the Global Technology Fund and to the other mutual funds in the Seligman Group; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover rates of the Global Technology Fund compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) the fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Global Technology Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Global Technology Fund and Seligman, as reflected under the Global Technology Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Directors considered the performance of the Global Technology Fund as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. In addition to the information received by the Directors in connection with the November 20, 2003 Board of Directors meeting, the Board receives detailed information related to performance of the Global Technology Fund at each Board meeting during the year.

Expenses of the Global Technology Fund. The Board also considered the management fee rate paid by the Global Technology Fund to Seligman and the other expenses of the Global Technology Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2002 and 2003 (through September 30) and estimates for the full-year 2003. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the mutual funds of the Seligman Group on a fund-by-fund basis.

Fall-Out Benefits. The Directors considered the services provided to each Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of the Global Technology Fund held in accounts for which there would not otherwise be a broker of record.

Subadvised Funds

On September 15, 2003, Wellington Management Company, LLP. ("Wellington Management") assumed responsibility for providing investment advisory services to Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (each, a "Subadvised Fund"). Seligman manages each Subadvised Fund and Wellington Management is subject to Seligman's supervision. The arrangements were approved by the Board of Directors of the Series in respect of each Subadvised Fund on September 4, 2003. The engagement of Wellington Management was approved by the shareholders of each Subadvised Fund at a special meeting held on December 4, 2003.

At the September 4, 2003 meeting, the Board of Directors approved the New Management Agreement as well as a new subadvisory agreement (the "Subadvisory Agreement"), in respect of each Subadvised Fund, between the Seligman and Wellington Management. These new agreements became effective on December 5, 2003. Between September 15, 2003 and December 5, 2003, the Subadvised Funds were managed pursuant to interim agreements in accordance with the 1940 Act that were substantially similar to the agreements approved at the special meeting of shareholders held on December 4, 2003.

The fees payable by each Subadvised Fund did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by the Seligman (not by the Subadvised Fund), and the fees payable by each Subadvised Fund to the Manager were unchanged, except that in connection with the engagement of Wellington Management, Seligman agreed to lower the breakpoints in its fee schedules for certain of the Subadvised Funds.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2003, Wellington Management had approximately $394 billion in assets under management.

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to each Subadvised Fund. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of each Subadvised Fund.

Terms of the New Management Agreement

Advisory Services. Under the New Management Agreement, Seligman, subject to the control of the Board of Directors, manages the affairs of each Subadvised Fund and provides the services described in such agreement on the terms set forth therein. The New Management Agreement provides that Seligman will enter into a subadvisory agreement, pursuant to which Wellington Management will provide the Subadvised Funds with investment management services, including investment research, advice and supervision, determining which securities will be purchased or sold by the Subadvised Fund, making purchases and sales of securities on behalf of the Subadvised Fund and determining how voting and other rights with respect to securities of the Subadvised Fund shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Prospectus and the requirements of the 1940 Act and other applicable law. Pursuant to the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement. Further, in the event Wellington Management ceases to provide such investment management services to a Subadvised Fund, they shall be provided by Seligman or by such other firm as may be selected by a Subadvised Fund and approved in accordance with applicable requirements. The New Management Agreement recognizes that Seligman also acts as the manager of all of the investment companies in the Seligman Group.

Unless earlier terminated pursuant to its terms, the New Management Agreement will continue in full force and effect until December 31, 2004, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act.

Factors Considered by the Board of Directors of the Series for the New Management Agreement

The New Management Agreement, which was considered in conjunction with the Subadvisory Agreement, as discussed and considered at the Special Meeting of the Board of Directors held on September 4, 2003 (the "Special Meeting"), at which a majority of the Directors and the Disinterested Directors were present, and at a meeting of the Board Operations Committee of the Series also held on September 4, 2003. The Board Operations Committee is composed of the nine Disinterested Directors, eight of whom were present at the Special Meeting. Independent legal counsel to the Series and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. Such consideration was based upon financial, statistical and other information supplied to the Directors by Seligman and Wellington Management, and no single factor was identified as of paramount importance. The Board Operations Committee of the Series considered the New Management Agreement at a separate session with counsel at which representatives of Seligman and Wellington Management were not present.

At the Special Meeting of the Board of Directors, representatives of Wellington Management, in addition to responding to questions of the Board of Directors, supplemented extensive written materials provided to the Directors in advance of the special meeting by delivering a presentation explaining, among other things, their investment approach and illustrating their investment advisory experience. Also, Seligman discussed with the Board of Directors the process through which it decided to recommend Wellington Management and alternative options it had considered, as well as the proposed allocation of responsibilities between Seligman and Wellington Management. The Directors and the Disinterested Directors in attendance at the Special Meeting unanimously concluded that the New Management Agreement was fair and reasonable in respect of each Subadvised Fund and decided to submit the New Management Agreement to shareholders of each Subadvised Fund for their approval.

In reaching its decision, the Board of Directors, in respect of each Subadvised Fund, examined and weighed many factors, including those described below. In addition, the Board of Directors considered that the New Management Agreement was substantially the same as the previous Management Agreement (the annual continuance of which the Board of Directors had approved at a meeting on November 21, 2002), except for the change in breakpoints, commencement and termination dates and certain non-substantive updating changes.

Terms of the Subadvisory Agreement

Services. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the relevant Subadvised Fund set forth in the applicable Prospectus and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnishes Seligman and each Subadvised Fund with such investment advice, research and assistance as Seligman or the Subadvised Fund shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of each Subadvised Fund: (i) to participate in the development of the Subadvised Fund's overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Fund with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by Seligman, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. Wellington Management's responsibilities extend to all of each Subadvised Fund's assets. Under the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement.

Wellington Management has reserved the right to close Global Smaller Companies Fund to new purchases after net new purchases of such Fund, together with any net new purchases of Seligman Global Smaller Companies Portfolio, a portfolio of Seligman Portfolios, Inc., exceed $150 million from September 14, 2003.

Liability. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Series for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Series, any Subadvised Fund, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of a Subadvised Fund.

Compensation. Under the Subadvisory Agreement, Wellington Management receives in respect of each Subadvised Fund, each month a fee calculated on each day during such month at the annual rates set forth below:

                               Subadvisory Fee as a
                               Percentage of Average
Subadvised Fund                Daily Net Assets
-----------------------------  ---------------------
Emerging Markets Fund                           0.65%
Global Growth Fund
-up to $50 million                              0.45%
-over $50 million                               0.40%
International Growth Fund
-up to $50 million                              0.45%
-over $50 million                               0.40%
Global Smaller Companies Fund
-up to $100 million                             0.75%
-over $100 million                              0.65%

This fee is paid by Seligman and does not affect the total fee paid by any Subadvised Fund to Seligman pursuant to the New Management Agreement. In addition, Wellington Management has agreed to limit all subadvisory fees payable to it by Seligman for a period of two years from September 15, 2003 to 50% of the aggregate contractual management fee earned by Seligman in respect of the Subadvised Funds, certain portfolios of Seligman Portfolios, Inc. and one other investment fund for which Seligman anticipates it will engage Wellington Management to provide advisory services.

Expenses. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Subadvised Fund's investments.

Termination. The Subadvisory Agreement will continue in effect until December 31, 2004 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to a Subadvised Fund, without payment of penalty, by the Fund on 60 days' written notice to Wellington Management by vote of the Directors or by vote of the majority of the outstanding voting securities of the Subadvised Fund (as defined by the 1940 Act). The Subadvisory Agreement also provides that, after December 31, 2006 (the "Commitment Date"), it may also be terminated, with respect to a Subadvised Fund, by Wellington Management or Seligman at any time upon not less than 60 days' written notice to the other and to the Series. The New Subadvisory Agreement will automatically terminate in the event of its assignment in respect of a Subadvised Fund, and upon termination of the New Management Agreement in respect of a Subadvised Fund. The New Subadvisory Agreement also provides that if it terminates with respect to a Subadvised Fund before the Commitment Date as a result of its assignment or termination of the New Management Agreement, Wellington Management will, if requested by the Directors and Seligman, will make its advisory services available to the Subadvised Fund and Seligman on terms no less favorable to the Subadvised Fund and the Manager than provided in the New Subadvisory Agreement. Notwithstanding the foregoing, Wellington Management may terminate the New Subadvisory Agreement prior to the Commitment Date or thereafter, for cause, on 60 days' written notice to the Series and the Manager.

Factors Considered by the Board

The Board of Directors has considered various matters in determining the reasonableness and fairness of the Subadvisory Agreement. Independent legal counsel to the Series and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. The Board Operations Committee of the Fund considered the Subadvisory Agreement at a separate session with counsel at which representatives of Seligman and Wellington Management were not present.

In reaching its decision, the Board of Directors, in respect of each Subadvised Fund, examined and weighed many factors, including, but not limited to: (1) the nature and quality of the services expected to be rendered by Wellington Management (together with Seligman) and the results achieved by Wellington Management with respect to composite accounts with investment goals substantially similar to each particular Subadvised Fund; (2) extensive financial, personnel and structural information as to Wellington Management's organization; (3) that fees paid to Wellington Management would be paid by Seligman and would not affect the total amount of advisory fees paid by any Subadvised Fund or the expense ratio of any Subadvised Fund; (4) presentations of Seligman and Wellington Management concerning the transition of investment advisory services from Seligman to Wellington Management, including the potential impact such transition would have on each Subadvised Fund and Seligman's and Wellington Management's anticipated allocation of responsibilities after the changeover, including Seligman's anticipated role in overseeing Wellington Management's management of the Subadvised Fund's investment portfolios and the manner in which it would do so; (5) the portfolio allocation policies and practices of each Subadvised Fund and of Wellington Management, and Wellington Management's historical portfolio turnover rates and anticipated portfolio realignment as a result of its assumption of advisory responsibilities; (6) the organization and financial condition of Seligman and Wellington Management, including profitability to Seligman as a result of the proposal and Seligman's and Wellington Management's representations that they would provide certain profitability information to the Board of Directors in connection with any future renewals of the New Management Agreement and the Subadvisory Agreement; (7) the fall-out benefits which Wellington Management and its affiliates would receive from Wellington Management's relationship to the Subadvised Fund and the Seligman Group and the benefits of the proposal to Seligman, including the payments to be received by Seligman and its affiliates from all sources involving both the Subadvised Fund and the other investment companies in the Seligman Group; (8) that Seligman would pay certain costs incurred in connection with the proposal, including the costs of holding the special meeting of shareholders and related solicitation costs; (9) that the Subadvisory Agreement provides certain exculpatory provisions; (10) the compliance resources and procedures of Wellington Management, including that Wellington Management has not experienced any material regulatory problems under applicable securities laws; (11) the scope and nature of Seligman's due diligence review of Wellington Management, including a presentation of Seligman discussing alternate options it considered prior to recommending the proposed subadvisory arrangements; and (12) that, in connection with the engagement of Wellington Management, Seligman has agreed to lower the breakpoints in its fee schedule for Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund to match those of Wellington Management.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

.. INVESTMENT ADVISORY SERVICES. The Board of Directors considered the proposed overall arrangements between Seligman and Wellington Management in providing investment advisory services and the nature and quality of the services expected to be rendered by Wellington Management in conjunction with Seligman. In this regard, the Board considered the responsibilities of Seligman pursuant to the New Management Agreement and the supervisory and administrative services to be performed by Seligman in this role. The Board received a presentation of Seligman and Wellington Management discussing how the firms would communicate and interact in respect of the provision of services to each Subadvised Fund.

.. PERFORMANCE. The Board of Directors considered the performance record of Wellington Management's investments (with respect to U.S. assets as well as non-U.S. assets), and, in particular, of the composite accounts with investment goals substantially similar to each particular Subadvised Fund.

.. MANAGEMENT FEES AND EXPENSES. The Board of Directors considered that, because Seligman would be responsible for the payment of Wellington Management's fees, the Subadvisory Agreement would not increase the advisory fee payable by any Subadvised Fund or have any affect on the annual expense ratio (which includes the management fee and all other operating expenses) of any Subadvised Fund.

.. INVESTMENT ADVISORY EXPERIENCE. The Board of Directors considered Wellington Management's reputation and significant experience in managing and subadvising investment companies, including that Wellington Management's business is focused exclusively on investment management. The Board of Directors also considered the backgrounds of the portfolio managers that would be responsible for providing investment advisory services for each Subadvised Fund, which are described in the Fund's Prospectus.

.. FALL-OUT BENEFITS. When considering the Subadvisory Agreement in respect of a Subadvised Fund, the Board of Directors considered that each of the other Subadvised Funds and certain portfolios of Seligman Portfolios, Inc. would also be considering engaging Wellington Management and that Seligman anticipates that it will engage Wellington Management to provide advisory services to another investment fund. The Board of Directors also considered the benefits to Seligman in implementing the proposal, including that Seligman would retain a significant portion (at least 50% in the first two years) of the total management fee payable by the Subadvised Funds (in aggregate with the other entities Seligman manages and for which Wellington Management would be engaged), and that the proposed subadvisory arrangements would permit Seligman to reduce its internal capacity to provide global investment advisory services, thereby reducing Seligman's expenses.

.. OTHER CONSIDERATIONS. The Board of Directors also considered that each Subadvised Fund had been subadvised by a different investment adviser until 2000 or 2002, when Seligman assumed responsibility for managing each Subadvised Fund's entire portfolio. The Board of Directors noted that the New Subadvisory Agreement contained a commitment period, such that Wellington Management would be committed to provide services until December 31, 2006. The Board of Directors noted that portfolio turnover could be expected to increase (in the short term) as a result of the transition to Wellington Management's assumption of responsibility and that Wellington Management historically had a higher portfolio turnover rate than the Subadvised Funds. The Board of Directors also received satisfactory assurances that each Subadvised Fund would continue to receive high quality advisory services without interruption through the transition of advisory responsibility from Seligman to Wellington Management.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Service Agreements

There are no other management-related service contracts under which services are provided to the Funds.

Other Investment Advice

No person or persons, other than directors, officers, employees of Seligman or the Subadviser regularly advise the Funds with respect to their investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Funds, as set forth below:

Class A shares:
---------------

                                                           Regular Dealer
                          Sales Charge     Sales Charge     Reallowance
                           as a % of       as a % of Net     as a % of
Amount of Purchase     Offering Price(1)  Amount Invested  Offering Price
---------------------  -----------------  ---------------  --------------
Less than   $ 50,000                4.75%            4.99%           4.25%
$50,000  -  $ 99,999                4.00             4.17            3.50
$100,000  -  $249,999               3.50             3.63            3.00
$250,000  -  $499,999               2.50             2.56            2.25
$500,000  -  $999,999               2.00             2.04            1.75
$1,000,000 and over                    0                0               0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:
---------------

                                                             Regular Dealer
                           Sales Charge      Sales Charge     Reallowance
                            as a % of        as a % of Net     as a % of
Amount of Purchase       Offering Price(1)  Amount Invested  Offering Price
-----------------------  -----------------  ---------------  --------------
Less than    $100,000                 1.00%            1.01%           1.00%
$100,000  -  $249,999                 0.50             0.50            0.50
$250,000  -  $1,000,000                  0                0               0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended October 31, 2003, 2002 and 2001, Seligman Services received commissions in the following amounts:

                                     Commissions Paid
                                            to
                                    Seligman Services
                               ----------------------------
Fund                             2003      2002      2001
-----------------------------  --------  --------  --------
Emerging Markets Fund          $  5,768  $    714  $    450
Global Growth Fund                  449       281    24,293
Global Smaller Companies Fund       522     1,623     1,110
Global Technology Fund            5,882     7,757    13,423
International Growth Fund           256       797       248

Rule 12b-1 Plans

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services and distribution fee in respect of any Fund's Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule
12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A
-------

Under its 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If a Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 2003 and such amounts as a percentage of Class A shares' average daily net assets, were as follows:

                                 Total    % of Average
Fund                           Fees Paid   Net Assets
-----------------------------  ---------  ------------
Emerging Markets Fund          $  67,378          0.25%
Global Growth Fund                74,505          0.24
Global Smaller Companies Fund    178,389          0.25
Global Technology Fund           686,938          0.24
International Growth Fund         51,102          0.24

Class B
-------

Under its 12b-1 Plan, each Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties, have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and
(ii) a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations, which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by that Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or the Purchasers with respect to Class

B shares. The total amount paid by each Fund in respect of Class B shares for the fiscal year ended October 31, 2003, was equal to 1% per annum of the Class B shares' average daily net assets, as follows:

                                 Total
Fund                           Fees Paid
-----------------------------  ---------
Emerging Markets Fund          $  72,741
Global Growth Fund               120,574
Global Smaller Companies Fund    419,967
Global Technology Fund           718,606
International Growth Fund         43,529

Class C
-------

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption, and Pricing of Shares"), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended October 31, 2003 was equal to 1% per annum of the Class C shares' average daily net assets, as follows:

                                 Total
Fund                           Fees Paid
-----------------------------  ---------
Emerging Markets Fund          $  11,125
Global Growth Fund                32,546
Global Smaller Companies Fund     16,378
Global Technology Fund           270,979
International Growth Fund         16,078

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2003, (the most recent date such information was available) Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class C shares that were not reimbursed from the amounts received from each Fund's 12b-1 Plan. Also shown below are percentages of each Fund's net assets:

                                    Amount of
                                   Unreimbursed           % of the
                                     Expenses           Net Assets of
                               Incurred with Respect     Class C at
Fund                             to Class C Shares    September 30, 2003
-----------------------------  ---------------------  ------------------
Emerging Markets Fund          $              81,697                5.53%
Global Growth Fund                           273,028                9.21
Global Smaller Companies Fund                 80,296                4.52
Global Technology Fund                     1,853,549                6.57
International Growth Fund                    150,579               10.37

If the 12b-1 Plan is terminated in respect to Class C shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D
-------

Under its 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended October 31, 2003 was equal to 1% per annum of the Class D shares' average daily net assets, as follows:

                                 Total
Fund                           Fees Paid
-----------------------------  ---------
Emerging Markets Fund          $  64,966
Global Growth Fund               163,206
Global Smaller Companies Fund    420,697
Global Technology Fund           986,842
International Growth Fund         73,354

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2003, (the most recent date such information was available) Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class D shares that were not reimbursed from the amounts received from each Fund's 12b-1 Plan. Also shown are the amounts of percentages of each Fund's net assets:

                                    Amount of
                                  Unreimbursed           % of the
                                Expenses Incurred      Net Assets of
                                 with Respect to        Class D at
Fund                             Class D Shares     September 30, 2003
-----------------------------   -----------------   ------------------
Emerging Markets Fund           $         458,130                 6.02%
Global Growth Fund                        835,091                 5.97
Global Smaller Companies Fund           3,227,096                 7.33
Global Technology Fund                  3,069,195                 3.06
International Growth Fund                 939,949                11.91

If a Fund's 12b-1 Plan is terminated in respect of Class D shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Class R
-------

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The total amount paid by each Fund to Seligman Advisors in respect of Class R shares for the period April 30, 2003 to October 31, 2003 was equal to 1% per annum of the Class R shares' average daily net assets, as follows:

                                Total
                                Fees
Fund                            Paid
-----------------------------   -----
Emerging Markets Fund           $   5
Global Growth Fund                  4
Global Smaller Companies Fund       4
Global Technology Fund              4
International Growth Fund           4

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2003 (the most recent date such information was available) Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class R shares that were not reimbursed from the amunts received from each Fund's 12b-1 Plan. Also shown are the amounts of percentages of each Fund's net assets:

                                    Amount of
                                  Unreimbursed           % of the
                                Expenses Incurred      Net Assets of
                                 with Respect to        Class R at
Fund                             Class R Shares     September 30, 2003
-----------------------------   -----------------   ------------------
Emerging Markets Fund           $              25                 6.02%
Global Growth Fund                             90                 5.97
Global Smaller Companies Fund                  47                 7.33
Global Technology Fund                         46                 3.06
International Growth Fund                      34                11.91

If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

                                   ----------

Payments made by each Fund under its 12b-1 Plan in respect of Class A, Class B, Class C, Class D and Class R shares for the fiscal year ended October 31, 2003, were spent on the following activities in the following amounts:

                                        Compensation   Compensation
                                             to             to            Other
Fund/Class                              Underwriters  Broker/Dealers  Compensation*
--------------------------------------  ------------  --------------  -------------
Emerging Markets Fund/Class A           $        -0-  $       67,378  $         -0-
Emerging Markets Fund/Class B*                   -0-          18,185         54,556
Emerging Markets Fund/Class C                  3,059           8,066            -0-
Emerging Markets Fund/Class D                 17,741          47,225            -0-
Emerging Markets Fund/Class R                      1               4            -0-

Global Growth Fund/Class A              $        -0-  $       74,505  $         -0-
Global Growth Fund/Class B*                      -0-          30,143         90,431
Global Growth Fund/Class C                     2,145          30,401            -0-
Global Growth Fund/Class D                    12,073         151,133            -0-
Global Growth Fund/Class R                         1               3            -0-

Global Smaller Companies Fund/Class A   $        -0-  $      178,389  $         -0-
Global Smaller Companies Fund/Class B*           -0-         104,992        314,975
Global Smaller Companies Fund/Class C          4,454          11,924            -0-
Global Smaller Companies Fund/Class D         44,561         376,136            -0-
Global Smaller Companies Fund/Class R            -0-               4            -0-

Global Technology Fund/Class A          $        -0-  $      686,938  $         -0-
Global Technology Fund/Class B*                  -0-         179,651        538,955
Global Technology Fund/Class C                19,592         251,387            -0-
Global Technology Fund/Class D                51,611         935,231            -0-
Global Technology Fund/Class R                   -0-               4            -0-

International Growth Fund/Class A       $        -0-  $       51,102  $         -0-
International Growth Fund/Class B*               -0-          10,882         32,647
International Growth Fund/Class C              3,343          12,735            -0-
International Growth Fund/Class D             16,742          56,612            -0-
International Growth Fund/Class R                  1               3            -0-

* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan with respect to the International Growth Fund was originally approved on July 15, 1993 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund ("Qualified Directors") and by the shareholders of such Fund on September 21, 1993. The 12b-1 Plan with respect to the Emerging Markets Fund was originally approved on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each Class of shares of the Fund on May 10, 1996. The 12b-1 Plan with respect to the Global Growth Fund was originally approved on September 21, 1995 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on October 30, 1995. The 12b-1 Plan with respect to the Global Smaller Companies Fund was originally approved on July 16, 1992 by the Board of Directors, including a majority of the Qualified Directors. Amendments to the 12b-1 Plan in respect of Class D shares of the Global Smaller Companies Fund were approved by the Board of Directors of the Fund, including a majority of the Qualified Directors, on March 18, 1993 and the amended 12b-1 Plan was approved by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The 12b-1 Plan with respect to the Global Technology Fund was originally approved on March 17, 1994 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on that date. The 12b-1 Plans were approved in respect of the Class B shares of each Fund other than the Emerging Markets Fund on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each such Fund's Class B shares on that date, and became effective in respect of such Class B shares on April 22, 1996. In addition, the 12b-1 Plans were approved with respect of Class C shares of each Fund on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of each Fund's Class C shares on June 1, 1999. The 12b-1 Plans were approved in respect of Class R shares of each Fund on March 20, 2003, by the Board of Directors, including a majority of Qualified Directors, and became effective in respect of each Fund's Class R shares on April 30, 2003.

The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of such Class. If the amount payable in respect of Class A shares under a Fund's 12b-1 Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case Class B shares will thereafter convert into the new class instead of into Class A shares.

The 12b-1 Plans require that the Treasurer of the Funds shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended October 31, 2003, 2002 and 2001, Seligman Services received distribution and service fees pursuant to each Fund's 12b-1 Plan as follows:

                                     Distribution and Service Fees
                                              Paid to
                                         Seligman Services
                               -------------------------------------
Fund                               2003         2002         2001
-----------------------------  -----------  -----------  -----------
Emerging Markets Fund          $     3,155  $     5,052  $     4,171
Global Growth Fund                   4,071        5,278       11,247
Global Smaller Companies Fund       10,346       13,825       25,263
Global Technology Fund              59,008       80,217      131,009
International Growth Fund            4,724        6,884       10,376

Other Service Providers

Seligman Data Corp. ("SDC"), which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer-agency services. Certain officers and directors of the Funds are also officers and directors of SDC. SDC's address is 100 Park Avenue, New York, New York 10017.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Both Seligman (with respect to the Global Technology Fund) and Wellington Management (with respect to the Subadvised Funds) will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Fund. Consistent with this policy, consideration may be given to the research, statistical and other services furnished by brokers to Seligman or Wellington Management, as the case may be, for their respective use in connection with their services to each Fund as well as to other clients. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman or Wellington Management, as the case may be, desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman or Wellington Management, as the case may be, in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended October 31, 2003, 2002 and 2001, the Funds paid total brokerage commissions to others for execution, research and statistical services in the following amounts:

                                          Total Brokerage
                                          Commissions Paid
                               -------------------------------------
Fund                               2003         2002         2001
-----------------------------  -----------  -----------  -----------
Emerging Markets Fund          $   656,983  $   546,899  $   288,243
Global Growth Fund                 468,066      607,135    1,245,410
Global Smaller Companies Fund    1,671,964      854,898      905,044
Global Technology Fund           5,297,225    5,854,004    4,554,238
International Growth Fund          363,993      372,658      560,197

Commissions

For the fiscal years ended October 31, 2003, 2002 and 2001, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Funds, Seligman, HIML, Wellington Management or Seligman Advisors.

Brokerage Selection

Seligman and Wellington Management, in the case of the Subadvised Funds, select broker dealers with the goal of obtaining "best execution". Seligman and Wellington Management will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman and Wellington Management in connection with services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded. While Seligman and Wellington Management seek reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers services through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman and Wellington Management rank broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman and Wellington Management, monitor and evaluate the performance and execution capabilities of broker-dealers thought which they place orders are and periodically review their policies with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds' fiscal year ended October 31, 2003, the Funds did not acquire securities of any of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, with the exception of the Global Growth Fund and the International Growth Fund. At October 31, 2003, the Global Growth Fund and International Growth Fund held securities of Deutsche Bank, with a value of $856,414 and $461,146, respectively.

                       Capital Stock and Other Securities

Capital Stock

The Series is authorized to issue 2,000,000,000 shares of common stock, each with a par value of $.001 each, divided into five different series, which represents each of the Funds. The Global Technology Fund has five classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock and Class R common stock. Each of the other Funds has six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of a Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each Class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940

Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A
-------

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and without regard to investment minimums set forth in the prospectus to present and former directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and Class A shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of Class A shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the Class A shares owned, including the value of Class A shares of Seligman Cash Management Fund acquired in an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through an authorized dealer or financial advisor or directly with Seligman Advisors; however, this applies only if Seligman Advisors is notified by an investor or authorized dealer or financial advisor of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectuses applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Funds' shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectuses, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B
-------

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                                 CDSC
-----------------------------------------------------------------
Less than 1 year.................................................       5%
1 year or more but less than 2 years.............................       4%
2 years or more but less than 3 years............................       3%
3 years or more but less than 4 years............................       3%
4 years or more but less than 5 years............................       2%
5 years or more but less than 6 years............................       1%
6 years or more..................................................       0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C
-------

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge is payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D
-------

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Class I
-------

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (with the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

Class R
-------

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares at any time.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) on redemptions of Class R shares within one year after the initial purchase by an eligible benefit plan (as described in the Fund's Prospectus) that are not in connection with a plan-level termination.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Gennerally, portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Other securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the shares of each Fund are determined in accordance with procedures approved by the Board of Directors. Foreign currency exchange rates are also determined in accordance with procedures approved the Board of Directors. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

For purposes of determining the net asset value per share of a Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class B, Class D, Class I and Class R shares are sold at NAV/(2)/. Using each Class's NAV at October 31, 2003, the maximum offering price of each Fund's shares is as follows:

Class A
-------

                                                                 Global
                                                                 Smaller         Global
                                   Emerging        Global       Companies      Technology    International
                                 Markets Fund   Growth Fund        Fund           Fund        Growth Fund
                                 ------------   ------------   ------------   ------------   -------------
Net asset value per share.....   $       6.47   $       6.21   $      11.78   $      11.81   $       9.90
Maximum sales charge (4.75%
 of Offering price)...........           0.32           0.31           0.59           0.59           0.49
                                 ------------   ------------   ------------   ------------   -------------
Offering price to public......   $       6.79   $       6.52   $      12.37   $      12.40   $      10.39
                                 ============   ============   ============   ============   =============

Class B
-------

                                                                 Global
                                                                 Smaller         Global
                                   Emerging        Global       Companies      Technology    International
                                 Markets Fund   Growth Fund        Fund           Fund        Growth Fund
                                 ------------   ------------   ------------   ------------   -------------
Net asset value and Offering
 price per share/(2)/.........   $       6.11   $       5.78   $      10.75   $      10.67   $       9.08
                                 ============   ============   ============   ============   =============

Class C
-------

                                                                 Global
                                                                 Smaller         Global
                                   Emerging        Global       Companies      Technology    International
                                 Markets Fund   Growth Fund        Fund           Fund        Growth Fund
                                 ------------   ------------   ------------   ------------   -------------
Net asset value per share.....   $       6.12   $       5.79   $      10.77   $      10.67   $        9.09
Maximum sales charge (1.00%
 of Offering price/(1)/)......           0.06           0.06           0.11           0.11            0.09
                                 ------------   ------------   ------------   ------------   -------------
Offering price to public......   $       6.18   $       5.85   $      10.88   $      10.78   $        9.18
                                 ============   ============   ============   ============   =============

Class D
-------

                                                                 Global
                                                                 Smaller         Global
                                   Emerging        Global       Companies      Technology    International
                                 Markets Fund   Growth Fund        Fund           Fund        Growth Fund
                                 ------------   ------------   ------------   ------------   -------------
Net asset value and Offering
 price per share/(2)/.........   $       6.11   $       5.79   $      10.77   $      10.65   $        9.10
                                 ============   ============   ============   ============   =============

Class I
-------

                                                                 Global
                                                                 Smaller
                                   Emerging        Global       Companies     International
                                 Markets Fund   Growth Fund        Fund        Growth Fund
                                 ------------   ------------   ------------   -------------
Net asset value and
 Offering price per share.....   $       6.61   $       6.29   $      11.91   $       10.13
                                 ============   ============   ============   =============

Class R
-------

                                                                 Global
                                                                 Smaller         Global
                                   Emerging        Global       Companies      Technology     International
                                 Markets Fund   Growth Fund        Fund           Fund         Growth Fund
                                 ------------   ------------   ------------   ------------    -------------
Net asset value and Offering
 price per share/(2)/.........   $       6.47   $       6.21   $      11.78   $      11.80    $       9.90
                                 ============   ============   ============   ============    =============

----------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold, through Level Load Intermediaries) such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of Class C shares purchased from Level Load Intermediaries) Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".
(2) Class B shares are subject to a CDSC, declining from 5% in the first year after purchase to 0% after six years. Class D are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of purchase of a retirement plan's initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which made the disposal by the Funds of their shares impracticable or it is not reasonably practicable for the Funds to fairly determine the value of their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Series' responsibility for the prevention of money laundering, you may be required by the Series, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Series or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Series. The Series by written notice to you, may suspend payment to you of any proceeds or distributions if the Series or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Series, Seligman or their respective service providers.

                              Taxation of the Funds

US Federal Income Taxes. Each Fund is qualified and intends to continue to qualify for each taxable year for tax treatment as a "regulated investment company" under the Internal Revenue Code. Qualification relieves a Fund of Federal income tax liability on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividends from domestic corporations may comprise some portion of a Fund's gross income. To the extent that such dividends constitute a portion of a Fund's investment company taxable income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which qualify for the reduced rate for qualified dividend income or the dividends-received deduction.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Under the 2003 Tax Act, the tax rate on net long-term capital gain for individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

As of October 31, 2003, the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund and International Growth Fund had net capital loss carryforwards for federal income tax purposes of $13,273,543, $64,591,189, $43,713,752, $599,679,872 and $24,270,589, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Under the 2003 Tax Act, individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by a Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. Each Fund also may be subject to foreign taxes on capital gains realized from the sale of securities in certain countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by such Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Fund's gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's US tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. Each Fund's gains from the sale of securities will generally be treated as derived from US sources, however, and certain foreign currency gains and losses likewise will be treated as derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund, which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Each Fund intends for each taxable year to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund if the foreign taxes paid by such Fund will be "passed through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

Investments in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund itself may be subject to US Federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Fund as a dividend to its shareholders. If a Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, such Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, its pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to such Fund.

Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income available to be distributed to its shareholders as ordinary income.

Options Transactions. A special "marked-to-market" system governs the taxation of "section 1256 contracts," which include certain listed options. Each Fund may invest in such section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. In general, gain or loss recognized by a Fund on the actual or deemed disposition of a section 1256 contract will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time the section 1256 contract is actually held by such Fund. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed" straddle from the application of section 1256.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSC paid by investors.

Total sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended October 31, 2003, 2002 and 2001, and of Class C shares of the Funds for the fiscal years ended October 31, 2003, 2002 and 2001, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors.

                                      2003

                                 Total Sales Charges     Amount of Class A and
                               Paid by Shareholders on   Class C Sales Charges
                                 Class A and Class C      Retained by Seligman
Fund                                   Shares                   Advisors
-----------------------------  -----------------------  ------------------------
Emerging Markets Fund          $                41,949  $                  4,180
Global Growth Fund                              23,029                     2,368
Global Smaller Companies Fund                   30,697                     3,295
Global Technology Fund                         152,655                    15,274
International Growth Fund                       15,917                     1,564

                                      2002
                                      ----

                                 Total Sales Charges     Amount of Class A and
                               Paid by Shareholders on   Class C Sales Charges
                                 Class A and Class C      Retained by Seligman
Fund                                   Shares                   Advisors
-----------------------------  -----------------------  ------------------------
Emerging Markets Fund          $                15,493    $                1,246
Global Growth Fund                              24,547                     2,328
Global Smaller Companies Fund                   49,187                     4,861
Global Technology Fund                         262,054                    26,015
International Growth Fund                       27,317                     2,696

                                      2001
                                      ----

                                 Total Sales Charges     Amount of Class A and
                               Paid by Shareholders on   Class C Sales Charges
                                 Class A and Class C      Retained by Seligman
Fund                                   Shares                   Advisors
-----------------------------  -----------------------  ------------------------
Emerging Markets Fund          $                22,336  $                  1,454
Global Growth Fund                             179,462                    18,171
Global Smaller Companies Fund                  205,597                    26,027
Global Technology Fund                         809,799                    78,190
International Growth Fund                       25,929                     2,179

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended October 31, 2003:

                                                    Compensation on
                                Net Underwriting    Redemptions and
                                 Discounts and     Repurchases (CDSC
                               Commissions (Class  Retained on Class
                                 A and Class C     A, Class C, Class
                                Front-end Sales      D and Class R     Brokerage         Other
Fund                            Charges Retained)       Shares)       Commissions  Compensation(1)(2)
-----------------------------  ------------------  -----------------  -----------  ------------------
Emerging Markets Fund          $            4,180  $           7,137  $       -0-  $            3,152
Global Growth Fund                          2,368              7,160          -0-               4,785
Global Smaller Companies Fund               3,295             19,206          -0-               4,346
Global Technology Fund                     15,274             46,239          -0-              33,983
International Growth Fund                   1,564             25,833          -0-               2,448

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by each Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plans." In connection with this arrangement, Seligman Advisors receives payments from the Purchasers based on the value of Class B shares sold. Such payments received for the fiscal year ended October 31, 2003 are reflected in the table.
(2) During the fiscal year ended October 31, 2003, Seligman Advisors received certain additional compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge ("CDSC"), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in a Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A
-------

The average annual total returns for the one- and five-year periods ended October 31, 2003 and for the period May 28, 1996 (inception) through October 31, 2003 for the Class A shares of the Emerging Markets Fund were

41.89%, 3.53% and (1.97)%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2003 and for the period November 1, 1995 (inception) through October 31, 2003 for the Class A shares of the Global Growth Fund were 14.15%, (3.57)% and 2.05%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2003 for the Class A shares of the Global Smaller Companies Fund were 25.05%, (2.71)% and 4.15%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2003 and for the period May 23, 1994 (inception) through October 31, 2003 for the Class A shares of the Global Technology Fund were 34.20%, 4.67% and 11.72%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2003 for the Class A shares of the International Growth Fund were 14.32%, (10.47)% and (2.05)%, respectively. The average annual total returns for each Fund's Class A shares were computed by assuming a hypothetical initial investment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class B
-------

The average annual total returns for the one- and five-year periods ended October 31, 2003 and for the period from May 28, 1996 (inception) to October 31, 2003 for the Class B shares of the Emerging Markets Fund were 42.94%, 3.37% and (2.07)%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2003 and for the period from April 22, 1996 (inception) to October 31, 2003 for the Class B shares of the Global Growth Fund were 13.93%, (3.61)% and (0.46)%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2003 and for the period from April 22, 1996 (inception) to October 31, 2003 for the Class B shares of the Global Smaller Companies Fund were 25.30%, (2.86)% and (1.37)%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2003 and for the period from April 22, 1996 (inception) to October 31, 2003 for the Class B shares of the Global Technology Fund were 34.66%, 4.58% and 6.47%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2003 and for the period from April 22, 1996 (inception) to October 31, 2003 for the Class B shares of the International Growth Fund were 14.00%, (10.54)% and (5.64)%, respectively. The average annual total returns for each Fund's Class B shares were computed by assuming a hypothetical initial investment of $1,000 in Class B shares of the Fund, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the periods since inception for each Fund's Class B shares, the entire amounts were redeemed, subtracting the applicable CDSC.

Class C
-------

The average annual total returns for the one-year period ended October 31, 2003 and for the period from May 27, 1999 (inception) to October 31, 2003 for the Class C shares of the Emerging Markets Fund were 45.77% and (0.29)%, respectively. The average annual total returns for the one-year period ended October 31, 2003 and for the period from May 27, 1999 (inception) to October 31, 2003 for the Class C shares of the Global Growth Fund were 16.69% and (7.25)%, respectively. The average annual total returns for the one-year period ended October 31, 2003 and for the period from May 27, 1999 (inception) to October 31, 2003 for the Class C shares of the Global Smaller Companies Fund were 28.30% and (3.65)%, respectively. The average annual total returns for the one-year period ended October 31, 2003 and for the period from May 27, 1999 (inception) to October 31, 2003 for the Class C shares of the Global Technology Fund were 37.22% and (1.94)%, respectively. The average annual total returns for the one-year period ended October 31, 2003 and for the period from May 27, 1999 (inception) to October 31, 2003 for the Class C shares of the International Growth Fund were 16.76% and (13.26)%, respectively. The average annual total returns for each Fund's Class C shares were computed by assuming a hypothetical initial investment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year periods and the periods since inception of each Fund's Class C shares, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

Class D
-------

The average annual total returns for the one- and five-year periods ended October 31, 2003 and for the period from May 28, 1996 (inception) through October 31, 2003 for the Class D shares of the Emerging Markets Fund were 46.94%, (3.72)% and (2.07)%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2003 and the period from November 1, 1995 (inception) through October 31, 2003 for the Class D shares of the Global Growth Fund were 17.89%, (3.29)% and 1.95%, respectively. The average annual total returns for the one-, five-, and ten-year periods ended October 31, 2003 for the Class D shares of the Global Smaller Companies Fund were 29.55%, (2.49)% and 3.88%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2003 and for the period from May 23, 1994 (inception) through October 31, 2003 for the Class D shares of the Global Technology Fund were 38.76%, 4.88% and 11.41%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2003 for the Class D shares of the International Growth Fund were 18.11%, (10.17)%, and (2.29)%, respectively. The average annual total returns for each Fund's Class D shares were computed by assuming a hypothetical initial investment of $1,000 in Class D shares of the Fund, assuming that all dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the periods since inception of a Fund's Class D shares, the entire amounts were redeemed, subtracting the 1% CDSC.

Class I
-------

The average annual total returns for each Funds' Class I shares for the one-year period ended October 31, 2003 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2003 for the Class I shares of Emerging Markets Fund were 51.26% and 22.06%, respectively. The average annual total returns for each Funds' Class I shares for the one-year period ended October 31, 2003 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2003 for the Class I shares of Global Growth Fund were 20.73% and (8.57)%, respectively. The average annual total returns for each Funds' Class I shares for the one-year period ended October 31, 2003 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2003 for the Class I shares of Global Smaller Companies Fund were 32.33% and 1.11%, respectively. The average annual total returns for each Funds' Class I shares for the one-year period ended October 31, 2003 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2003 for the Class I shares of International Growth Fund were 21.75% and (-)%, respectively. The average annual total returns for each Fund's Class I shares were computed by assuming a hypothetical initial investment of $1,000 in Class I shares of the Funds, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class I shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the period since inception of each Fund's Class I shares, the entire amounts were redeemed.

Class R
-------

The average annual returns for each Funds' Class R shares for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2003 were: Emerging Markets Fund - 40.27%; Global Growth Fund - 15.07%; Global Smaller Companies Fund - 30.77%; Global Technology Fund - 29.68% and International Growth Fund - 19.73% respectively. The total returns for each Fund's Class R shares were computed by assuming a hypothetical initial investment of $1,000 in Class R shares of the Funds, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class R shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the period since inception of each Fund's Class R shares, the entire amounts were redeemed.

Except where indicated, the tables below illustrates the cumulative total return and dollar value of a $1,000 investment in each of the Fund's Class A, Class B, Class C, Class D, Class I and Class R shares from the commencement of operations through October 31, 2003, assuming investment of all dividends and capital gain distributions and deduction of any applicable sales charges or CDSCs.

                                     Class A
                                     -------

                                 Total Return through   Value of Initial
            Fund                    10/31/03 (1)(2)      Investment (3)
------------------------------   --------------------   ----------------
Emerging Markets Fund                          (13.73)% $            863
Global Growth Fund                              17.62              1,176
Global Smaller Companies Fund*                  50.13              1,501
Global Technology Fund                         184.96              2,850
International Growth Fund*                     (18.68)               813

                                     Class B
                                     -------

                                 Total Return through   Value of Initial
            Fund                    10/31/03 (1)(2)      Investment (3)
------------------------------   --------------------   ----------------
Emerging Markets Fund                          (14.43)% $            856
Global Growth Fund                               3.49              1,035
Global Smaller Companies Fund                   (9.88)               901
Global Technology Fund                          60.38              1,604
International Growth Fund                      (35.41)               646

                                     Class C
                                     -------

                                 Total Return through   Value of Initial
            Fund                   10/31/03 (1)(2)       Investment (3)
------------------------------   --------------------   ----------------
Emerging Markets Fund                           (1.29)% $            987
Global Growth Fund                             (28.38)               716
Global Smaller Companies Fund                  (15.18)               848
Global Technology Fund                          (8.32)               917
International Growth Fund                      (46.76)               532

                                     Class D
                                     -------

                                 Total Return through   Value of Initial
            Fund                   10/31/03 (1)(2)       Investment (3)
------------------------------   --------------------   ----------------
Emerging Markets Fund                          (14.43)% $            856
Global Growth Fund                              16.74              1,167
Global Smaller Companies Fund*                  46.31              1,463
Global Technology Fund                         177.40              2,774
International Growth Fund*                     (20.65)               793

                                     Class I
                                     -------

                                 Total Return through   Value of Initial
            Fund                   10/31/03 (1)(2)       Investment (3)
------------------------------   --------------------   ----------------
Emerging Markets Fund                           46.56%  $          1,466
Global Growth Fund                             (15.80)               842
Global Smaller Companies Fund                    2.14              1,021
International Growth Fund                          --              1,000

                                     Class R
                                     -------

                                 Total Return through   Value of Initial
            Fund                   10/31/03 (1)(2)       Investment (3)
------------------------------   --------------------   ----------------
Emerging Markets Fund                           40.27%  $          1,403
Global Growth Fund                              15.07              1,151
Global Smaller Companies Fund                   30.77              1,308
Global Technology Fund                          29.68              1,297
International Growth Fund                       19.73              1,197

----------
* For the 10-year period ended October 31, 2003.

(1)  From commencement of operations on:

                       Class A  Class B  Class C  Class D  Class I      Class R
Fund                   Shares   Shares   Shares   Shares   Shares       Shares
Emerging Markets Fund  5/28/96  5/28/96  5/27/99  5/28/96  11/30/01     4/30/03
                                                                        5/1/03
Global Growth Fund     11/1/95  4/22/96  5/27/99  11/1/95  11/30/01     4/30/03
                                                           4/30/03
Global Smaller              --  4/22/96  5/27/99       --  11/30/01     4/30/03
Companies Fund
Global Technology
Fund                   5/23/94  4/22/96  5/27/99  5/23/94  not offered  4/30/03
                                                           4/30/03
International Growth        --  4/22/96  5/27/99       --  11/30/01     4/30/03
Fund
(2) "Total Return" for each Class of shares of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C (applicable to sales by dealers other than Level Load Intermediaries), Class D and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment. The International Growth Fund's total return and average annual total return quoted from time to time through September 21, 1993 for Class A shares does not reflect the deduction of the administration, shareholder services and distribution fees effective on that date, which fees, if reflected would reduce the performance quoted.
(3) The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales charge or CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares or on the redemption of shares. Seligman and/or the prior subadviser waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of each Fund's Class A, Class B, Class C, Class D, Class I and Class R shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

Each Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or

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financial principals, (iv) discussions of general economic trends, (v)
descriptions of investment strategies for each Fund (vi) descriptions or comparisons of various savings and investment products, which may not include a Fund and (vii) comparisons of investment products (including a Fund) with relevant market or industry indices or appropriate benchmarks. Each Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, each Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, US Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of US Treasury obligations, backed by the full faith and credit of the US Treasury.

Each Fund's Promotional Material may make reference to a Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of a Fund and the returns of the market, adjusted for volatility.

Each Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

The Annual Report to shareholders for the fiscal year ended October 31, 2003 contains a portfolio of the investments of each of the Funds as of October 31, 2003, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Fund affected by such matter. Rule 18f-2 further provides that a class or Fund shall be deemed to be affected by a matter unless it is clear that the interests of each class or Fund in the matter are substantially identical or that the matter does not affect any interest of such class or Fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian and Recordkeeping Agents. Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for the Funds. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City,

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Missouri 64105, maintains, under the general supervision of Seligman, certain accounting records and determines the net asset value for the Funds.

Independent Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

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                                   APPENDIX A

MOODY'S INVESTORS SERVICE ("MOODY'S")
DEBT SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation.

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Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES ("S&P")
DEBT SECURITIES

AAA: Debt issues rated AAA are highest-grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although it is somewhat more susceptible in the long-term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal are in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

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C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

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